    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR6
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:               976,270,151
NUMBER OF LOANS:                           1,893

                                                              Minimum                Maximum
AVG CURRENT BALANCE:                $ 515,726.44          $ 26,457.29          $1,500,000.00
AVG ORIGINAL BALANCE:               $ 519,126.50          $302,000.00          $2,500,000.00

WAVG LOAN RATE:                            4.866 %              2.950 %                6.112 %
WAVG GROSS MARGIN:                         2.475 %              2.000 %                3.200 %
WAVG MAXIMUM LOAN RATE:                   11.912 %              9.950 %               12.950 %
WAVG PERIODIC RATE CAP:                    0.000 %              0.000 %                0.000 %
WAVG FIRST RATE CAP:                       0.000 %              0.000 %                0.000 %

WAVG ORIGINAL LTV:                         67.97 %              10.53 %                90.00 %

WAVG NEG AMORT LIMIT:                     124.68 %             110.00 %               125.00 %

WAVG CREDIT SCORE:                           716                  620                    813

WAVG ORIGINAL TERM:                          361 months           180 months             480 months
WAVG REMAINING TERM:                         359 months           178 months             480 months
WAVG SEASONING:                                2 months             0 months               9 months

WAVG NEXT RATE RESET:                          1 months             1 months              12 months
WAVG RATE ADJ FREQ:                            1 months             1 months               1 months
WAVG TEASER PERIOD:                            1 months             1 months              12 months
WAVG NEXT PYMT RESET:                         11 months             4 months              13 months
WAVG PYMT ADJ FREQ:                           12 months            12 months              12 months

TOP STATE CONC ($):          62.32 %  California,  5.73 %  Florida,  4.69 %  Washington
MAXIMUM ZIP CODE CONC ($):    0.91 %  92037  (La Jolla, CA)

FIRST PAY DATE:                                        Sep 01, 2001         Jun 01, 2002
RATE CHANGE DATE:                                      Jun 01, 2002         May 01, 2003
PYMT CHANGE DATE:                                      Sep 01, 2002         Jun 01, 2003
MATURE DATE:                                           Mar 01, 2017         May 01, 2042


                                                                               1

[GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
INDEX:                           Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------------   --------------   -----------------   -----------------
Montly MTA                                1,893      976,270,151.47              100.00
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
DELINQUENCY                      Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------------   --------------   -----------------   -----------------
Current                                   1,893      976,270,151.47              100.00
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE ($):             Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   -----------------   -----------------
    26,457.29  -   100,000.00                 3          165,886.55                0.02
   100,000.01  -   200,000.00                 3          476,887.19                0.05
   200,000.01  -   300,000.00                 3          746,413.33                0.08
   300,000.01  -   400,000.00               679      239,422,648.66               24.52
   400,000.01  -   500,000.00               454      205,007,756.27               21.00
   500,000.01  -   600,000.00               318      175,754,799.68               18.00
   600,000.01  -   700,000.00               212      138,068,782.63               14.14
   700,000.01  -   800,000.00                75       55,190,472.10                5.65
   800,000.01  -   900,000.00                28       23,786,968.88                2.44
   900,000.01  - 1,000,000.00                38       37,321,931.40                3.82
 1,000,000.01  - 1,100,000.00                17       17,954,828.09                1.84
 1,100,000.01  - 1,200,000.00                19       21,878,766.89                2.24
 1,200,000.01  - 1,300,000.00                14       17,804,066.10                1.82
 1,300,000.01  - 1,400,000.00                13       17,528,484.29                1.80
 1,400,000.01  - 1,500,000.00                17       25,161,459.41                2.58
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================


                                                                               2

[GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
LOAN RATE (%):                   Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------------   --------------   -----------------   -----------------
2.950  -  3.000                             287      149,150,346.37               15.28
3.001  -  3.500                               6        2,195,100.00                0.22
3.501  -  4.000                             173       91,297,064.15                9.35
4.001  -  4.500                               5        1,819,413.14                0.19
4.501  -  5.000                              38       20,397,639.68                2.09
5.001  -  5.500                           1,089      566,286,531.44               58.01
5.501  -  6.000                             289      142,539,659.44               14.60
6.001  -  6.112                               6        2,584,397.25                0.26
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                        % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
GROSS MARGIN (%):                Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------------   --------------   -----------------   -----------------
2.000                                         2          757,200.00                0.08
2.020                                         1          315,675.12                0.03
2.050                                        34       17,788,976.47                1.82
2.060                                         1          324,459.23                0.03
2.150                                        44       20,289,244.37                2.08
2.200                                        32       15,640,134.97                1.60
2.250                                        88       44,843,121.42                4.59
2.280                                         1        1,298,622.62                0.13
2.300                                       122       60,229,023.68                6.17
2.320                                         1          848,029.89                0.09
2.330                                         1          657,052.91                0.07
2.340                                         1          699,328.37                0.07
2.350                                       137       71,447,418.56                7.32
2.370                                         1          394,281.00                0.04
2.390                                         1          411,786.05                0.04
2.400                                       361      188,459,661.74               19.30
2.440                                         4        1,949,848.55                0.20
2.450                                        44       22,713,055.00                2.33
2.490                                         2        1,830,530.37                0.19
2.500                                       532      280,480,267.69               28.73
2.540                                         9        5,452,947.13                0.56
2.550                                        20        8,667,632.17                0.89
2.570                                         1        1,382,555.84                0.14
2.580                                         1          547,834.81                0.06


                                                                               3

[GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
GROSS MARGIN (%):                Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   ----------------    -----------------
2.600                                       109       61,520,585.01                6.30
2.640                                         2        1,124,408.20                0.12
2.650                                        87       46,016,375.64                4.71
2.670                                         2        1,026,600.49                0.11
2.700                                         6        3,459,328.35                0.35
2.720                                         3        1,245,426.07                0.13
2.750                                       143       69,716,286.37                7.14
2.800                                        10        3,922,798.22                0.40
2.820                                         2          682,137.30                0.07
2.850                                        29       14,098,701.03                1.44
2.890                                         2        1,054,750.00                0.11
2.900                                        15        5,784,952.23                0.59
2.950                                        21       10,311,848.06                1.06
2.990                                         1          508,163.51                0.05
3.000                                         4        1,496,802.89                0.15
3.040                                         4        1,469,913.21                0.15
3.050                                         5        2,509,989.68                0.26
3.100                                         3        1,357,927.18                0.14
3.170                                         1          316,095.09                0.03
3.200                                         3        1,218,374.98                0.12
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                        % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
MAXIMUM LOAN RATE (%):           Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   -----------------   -----------------
 9.950  - 10.000                             37       18,147,980.74                1.86
10.001  - 10.500                              1          319,925.21                0.03
10.501  - 11.000                             15        7,319,419.08                0.75
11.501  - 12.000                          1,791      932,238,356.53               95.49
12.001  - 12.500                             48       17,811,279.90                1.82
12.501  - 12.950                              1          433,190.01                0.04
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================


                                                                               4

[GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
ORIGINAL TERM (MONTHS):          Mortgage Loans   the Cut-off Date    the Cut-off Date
------------------------------   --------------   -----------------   -----------------
180                                           2        1,198,253.81                0.12
360                                       1,872      965,605,947.69               98.91
480                                          19        9,465,949.97                0.97
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
REMAINING TERM (MONTHS):         Mortgage Loans   the Cut-off Date    the Cut-off Date
------------------------------   --------------   -----------------   -----------------
178  - 180                                    2        1,198,253.81                0.12
349  - 354                                  161       81,901,118.24                8.39
355  - 360                                1,711      883,704,829.45               90.52
     > 360                                   19        9,465,949.97                0.97
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
TEASER PERIOD (MONTHS):          Mortgage Loans   the Cut-off Date    the Cut-off Date
------------------------------   --------------   -----------------   -----------------
 1                                        1,577      808,485,171.92               82.81
 3                                          313      166,647,675.29               17.07
12                                            3        1,137,304.26                0.12
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
RATE ADJUSTMENT DATE:            Mortgage Loans   the Cut-off Date    the Cut-off Date
------------------------------   --------------   -----------------   -----------------
06/01/02                                  1,762      903,934,419.73               92.59
07/01/02                                     80       45,197,116.48                4.63
08/01/02                                     48       26,001,311.00                2.66
02/01/03                                      1          338,029.26                0.03
05/01/03                                      2          799,275.00                0.08
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================


                                                                               5

[GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
PYMT ADJUSTMENT DATE:            Mortgage Loans   the Cut-off Date    the Cut-off Date
------------------------------   --------------   -----------------   -----------------
09/01/02                                     11        5,458,012.17                0.56
10/01/02                                     16        7,589,034.63                0.78
11/01/02                                      8        5,828,279.36                0.60
12/01/02                                    128       64,760,300.34                6.63
01/01/03                                    156       80,407,650.23                8.24
02/01/03                                    218      113,028,394.97               11.58
03/01/03                                    296      151,547,330.86               15.52
04/01/03                                    293      151,439,214.00               15.51
05/01/03                                    415      214,179,750.80               21.94
06/01/03                                    352      182,032,184.11               18.65
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
ORIGINAL LTV (%):                Mortgage Loans   the Cut-off Date    the Cut-off Date
------------------------------   --------------   -----------------   -----------------
10.53  -  15.00                               2        1,341,194.35                0.14
15.01  -  20.00                               4        2,552,566.08                0.26
20.01  -  25.00                               7        3,450,243.93                0.35
25.01  -  30.00                              10        7,116,771.83                0.73
30.01  -  35.00                              15        9,033,645.24                0.93
35.01  -  40.00                              31       20,632,807.87                2.11
40.01  -  45.00                              44       28,794,308.87                2.95
45.01  -  50.00                              68       37,943,164.28                3.89
50.01  -  55.00                              83       46,453,137.32                4.76
55.01  -  60.00                             122       76,259,526.25                7.81
60.01  -  65.00                             168      116,172,707.56               11.90
65.01  -  70.00                             211      101,217,652.20               10.37
70.01  -  75.00                             444      213,857,204.30               21.91
75.01  -  80.00                             654      299,885,949.46               30.72
80.01  -  85.00                               4        1,539,485.92                0.16
85.01  -  90.00                              26       10,019,786.01                1.03
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================


                                                                               6

[GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
NEGATIVE AMORT LIMIT (%):        Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   -----------------   -----------------
110                                          43       20,939,502.86                2.14
125                                       1,850      955,330,648.61               97.86
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                        % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
CREDIT SCORE:                    Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   -----------------   -----------------
620  - 650                                  100       51,699,044.78                5.30
651  - 700                                  592      310,031,158.97               31.76
701  - 750                                  794      412,093,522.01               42.21
751  - 800                                  391      195,153,116.10               19.99
801  - 813                                   16        7,293,309.61                0.75
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                        % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
DOCUMENTATION:                   Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   -----------------   -----------------
Reduced Documentation                     1,237      651,447,793.78               66.73
Full Documentation                          656      324,822,357.69               33.27
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                        % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
OCCUPANCY:                       Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   -----------------   -----------------
Primary                                   1,753      908,801,663.29               93.09
Second Home                                  94       50,599,179.69                5.18
Non-owner                                    46       16,869,308.49                1.73
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================


                                                                               7

[GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
PROPERTY TYPE:                   Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   -----------------   -----------------
Single Family                             1,699      883,981,723.57               90.55
Condominium                                 146       65,062,045.34                6.66
Duplex                                       37       19,671,267.85                2.01
Triplex                                       5        3,102,727.30                0.32
Fourplex                                      5        2,952,611.81                0.30
PUD                                           1        1,499,775.60                0.15
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                        % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
PURPOSE:                         Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   -----------------   -----------------
Cash Out Refinance                          932      499,126,557.46               51.13
Purchase                                    602      286,504,910.13               29.35
Rate/Term Refinance                         359      190,638,683.88               19.53
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================


                                                                               8

[GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
STATES:                          Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   -----------------   -----------------
Arizona                                      36       18,513,035.80                1.90
California                                1,176      608,424,222.40               62.32
Colorado                                     82       39,203,195.89                4.02
Connecticut                                  32       20,160,245.02                2.07
Delaware                                      2          718,233.01                0.07
District of Columbia                          1          559,030.76                0.06
Florida                                     105       55,968,020.97                5.73
Georgia                                      12        7,612,625.70                0.78
Idaho                                         3        1,347,332.75                0.14
Illinois                                     54       26,709,677.03                2.74
Indiana                                       3        1,699,799.61                0.17
Maryland                                     22       11,902,331.25                1.22
Massachusetts                                42       20,319,056.56                2.08
Michigan                                     42       21,686,676.76                2.22
Minnesota                                    19        9,327,225.51                0.96
Missouri                                      8        4,497,764.84                0.46
Montana                                       1          365,000.00                0.04
Nevada                                       18        9,272,575.70                0.95
New Jersey                                   28       14,592,686.09                1.49
New York                                     27       13,390,842.23                1.37
North Carolina                               11        5,198,774.56                0.53
Ohio                                          5        2,545,392.60                0.26
Oregon                                       10        4,434,362.29                0.45
Pennsylvania                                 19        9,350,209.53                0.96
Rhode Island                                  3        1,196,055.54                0.12
South Carolina                                3        1,635,278.79                0.17
Texas                                        18        8,741,140.14                0.90
Utah                                          8        3,718,252.96                0.38
Virginia                                     15        7,398,184.35                0.76
Washington                                   88       45,782,922.83                4.69
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================

                                                                        % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:         Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------------   --------------   -----------------   -----------------
CA-NORTH                                    610      316,726,212.01               32.44
CA-SOUTH                                    566      291,698,010.39               29.88
OUTSIDE CA                                  717      367,845,929.07               37.68
------------------------------   --------------   -----------------   -----------------
Total                                     1,893      976,270,151.47              100.00
==============================   ==============   =================   =================


                                                                               9

[GREENWICH CAPITAL LOGO]

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR6

                               Marketing Materials

                           $937,219,100 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                               Date Prepared: May 22, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR6
             $937,219,100(Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==========================================================================================================
             Principal       WAL (Yrs)       Pmt Window      Interest
              Amount            To             (Mths)          Rate                       Expected Ratings
Class (1)    (Approx.)      Call/Mat(2)    To Call/Mat(2)      Type      Tranche Type      [Moody's/S&P]
---------   ------------   ------------    --------------    --------   ---------------   ----------------
    A       $937,219,000     3.88/4.05       1-147/1-360       (3)          Senior            [Aaa/AAA]
    R       $        100        N/A             N/A            (3)      Senior/Residual       [Aaa/AAA]
----------------------------------------------------------------------------------------------------------
   B-1      $ 14,644,000                                       (3)        Subordinate         [Aa2/AA]
   B-2      $  7,322,000   Information Not Provided Hereby     (3)        Subordinate          [A2/A]
   B-3      $  7,322,000                                       (3)        Subordinate        [Baa2/BBB]
----------------------------------------------------------------------------------------------------------
   B-4      $  2,929,000                                       (3)        Subordinate         [Ba2/BB]
   B-5      $  2,929,000    Privately Offered Certficates      (3)        Subordinate          [B2/B]
   B-6      $  3,905,051                                       (3)        Subordinate          [NR/NR]
==========================================================================================================
 Total:     $976,270,151

(1) The Certificates (as described herein) are collateralized by a pool of first-lien residential mortgage loans that bear interest at a rate based on the twelve month yield on United States treasury securities adjusted to a constant maturity of one year. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Certificates to the Optional Call Date (as described herein) and maturity.

(3) The Certificates will have a coupon equal to the lesser of (i) MTA plus [1.40]% and(ii) the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:         Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                Washington Mutual Bank, FA ("WMBFA").

Underwriter:             Greenwich Capital Markets, Inc.

Dealer:                  WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                 Deutsche Bank National Trust Company.

Rating Agencies:         Moody's and S&P will rate the Certificates. The Class
                         B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:            The Cut-off Date is May 1, 2002.

Expected Pricing Date:   On or about May [23], 2002.


                                                                               2

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Closing Date:            On or about May 28, 2002.

Distribution Date:       The 25th of each  month  (or if such  day is not a
                         business day, the next succeeding business day), commencing in June 2002.

Certificates:            The "Senior Certificates or Offered Certificates"
                         will consist of the Class A Certificates and Class R
                         Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class
                         B-4, Class B-5 and Class B-6 Certificates. The Senior
                         Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:        The  Offered  Certificates  will settle  with  accrued
                         interest from the Cut-off Date, up to but not including the Closing Date ([27] days).

Interest Accrual
Period: The interest accrual period for the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:            The Offered Certificates will be made available in
                         book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:   It is anticipated that the Offered Certificates (except
                         the Class R Certificate) will be treated as REMIC regular interests for federal tax income purposes. The
                         Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:       The Offered Certificates (except the Class R
                         Certificate) are expected to be ERISA eligible.
                         Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates (except the Class R Certificate) could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue
                         Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:         The Offered Certificates are expected to constitute
                         "mortgage related securities" for purposes of SMMEA.

Optional Termination:    The terms of the transaction allow for a termination of
                         the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.


                                                                               3

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the mortgage loans described herein is approximately
                         $976,270,151 (the "Mortgage Loans"). The mortgage pool consists of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 40 years.

                         All Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). As of the Cut-off Date, approximately 17.19% of the Mortgage Loans will have a fixed interest rate for a period of 1, 3 or 12 months and thereafter will have an adjustable interest rate. After the initial fixed interest rate period (if any), the interest rate for each Mortgage Loan will adjust monthly to equal the sum, generally rounded to the nearest multiple of 0.001%, of the MTA as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate. For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                         See the attached collateral descriptions for more information. The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date and is subject to a variance of approximately 10% from the amounts shown on the front cover and in the Mortgage Loan information herein.

Credit Enhancement:      Senior/subordinate,  shifting  interest  structure. The
                         credit enhancement information shown below is subject to final rating agency approval.

                         Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.00]% total subordination.


                                                                               4

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:       Until the first Distribution Date occurring after May
                         2009, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                         After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                         The prepayment percentages on the Subordinate Certificates are as follows:

                         Periods:               Unscheduled Principal Payments(%)
                         --------               ---------------------------------
                         June 2002 - May 2012            0% Pro Rata Share
                         June 2012 - May 2013           30% Pro Rata Share
                         June 2013 - May 2014           40% Pro Rata Share
                         June 2014 - May 2015           60% Pro Rata Share
                         June 2015 - May 2016           80% Pro Rata Share
                         June 2016 and after           100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2005, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments and (ii) on or after the Distribution Date in June 2005, the Subordinate Certificates will be entitled to their pro rata share of unscheduled principal payments.

                         In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.

Allocation of            Any realized losses, other than Excess Losses, on the
Realized Losses:         Mortgage Loans will be allocated as follows: first, to
                         the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and thereafter pro rata to the Senior
                         Certificates until each respective class principal balance has been reduced to zero.

                         "Excess Losses" (which are the bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

Deferred Interest:       The Mortgage Loans may have negative amortization when
                         the interest accrued on a Mortgage Loan exceeds the monthly payment due on the Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan ("Deferred Interest").

                         The amount of accrued and unpaid interest for each Certificate will be reduced by Deferred Interest and added to the principal balance of the Certificates, on a pro-rata basis.


                                                                               5

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority
of Distributions:        Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                              1.   Senior Certificates, accrued and unpaid
                                   interest, at the related Certificate Interest Rate;

                              2. Class R Certificate, principal, until its balance is reduced to zero;

                              3. Class A Certificates, principal, until its principal balance is reduced to zero;

                              4.   Class B-1, Class B-2 and Class B-3
                                   Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                              5.   Class B-4, Class B-5 and Class B-6
                                   Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                              6.   Class R Certificate, any remaining amount.


                                                                               6

[GREENWICH CAPITAL LOGO]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                                               7

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A to Optional Call Date
--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             4.295      4.277      4.257      4.236      4.214      4.163
================================================================================
WAL (yr)           7.23       5.12       3.88       3.07       2.50       1.77
MDUR (yr)          5.59       4.21       3.32       2.70       2.25       1.63
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    08/25/23   04/25/18   08/25/14   03/25/12   06/25/10   02/25/08
--------------------------------------------------------------------------------

Class A to Maturity
--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             4.295      4.278      4.260      4.240      4.218      4.170
================================================================================
WAL (yr)           7.40       5.32       4.05       3.21       2.62       1.86
MDUR (yr)          5.65       4.29       3.41       2.78       2.32       1.69
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    05/25/32   05/25/32   05/25/32   05/25/32   05/25/32   05/25/32
--------------------------------------------------------------------------------


                                                                               8

[GREENWICH CAPITAL LOGO]

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR6

                               Marketing Materials

                            $9,763,051 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

[GREENWICH CAPITAL LOGO]

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof.

  The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof.

 This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.

Preliminary Term Sheet                               Date Prepared: May 22, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR6

              $9,763,051 (Approximate, Subject to +/- 10% Variance)

                         Privately Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==================================================================================================
             Principal    WAL (Yrs)     Pmt Window      Interest
              Amount         To            (Mths)         Rate                    Expected Ratings
Class (1)    (Approx.)   Call/Mat(2)   To Call/Mat(2)     Type     Tranche Type    [Moody's/S&P]
--------------------------------------------------------------------------------------------------
  B-4       $2,929,000    6.63/7.00      1-147/1-360       (3)      Subordinate        [Ba2/BB]
  B-5       $2,929,000    6.63/7.00      1-147/1-360       (3)      Subordinate         [B2/B]
  B-6       $3,905,051    6.63/7.00      1-147/1-360       (3)      Subordinate         [NR/NR]
==================================================================================================
 Total:     $9,763,051

(1) The Certificates (as described herein) are collateralized by a pool of first-lien residential mortgage loans that bear interest at a rate based on the twelve month yield on United States treasury securities adjusted to a constant maturity of one year. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Certificates to the Optional Call Date (as described herein) and maturity.

(3) The Certificates will have a coupon equal to the lesser of (i) MTA plus [1.40]% and (ii) the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:         Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                Washington Mutual Bank, FA ("WMBFA").

Initial Purchaser:       Greenwich Capital Markets, Inc.

Dealer:                  WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                 Deutsche Bank National Trust Company.

Rating Agencies:         Moody's and S&P will rate the Certificates. The Class
                         B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:            The Cut-off Date is May 1, 2002.

Expected Pricing Date:   On or about May [23], 2002.


                                                                               2

[GREENWICH CAPITAL LOGO]

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof.

  The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof.

 This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                          Private Placement Memorandum

Closing Date:            On or about May 28, 2002.

Distribution Date:       The 25th of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in June 2002.

Certificates:            The "Privately Offered Certificates" will consist of
                         the Class B-4, Class B-5 and Class B-6 Certificates.

                         The "Senior Certificates" will consist of the Class A Certificates and Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Class A, Class R, Class B-1, Class B-2 and Class B-3 Certificates are being offered publicly.

Accrued Interest:        The Offered Certificates will settle with accrued
                         interest from the Cut-off Date, up to but not including the Closing Date ([27] days).

Interest Accrual
Period: The interest accrual period for the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:            The Privately Offered Certificates will be made
                         available in definitive fully registered physical form.

Federal Tax
Treatment:               It is anticipated that the Privately Offered
                         Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:       The Privately Offered Certificates are not expected to
                         be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Privately Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue
                         Code or other similar laws.

SMMEA Treatment:         The Privately Offered Certificates will not constitute
                         "mortgage related securities" for purposes of SMMEA.

Eligible Investors:      Investors will be required to deliver representation
                         letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under Rule 501(a) of Regulation D. In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under ERISA.

Optional Termination:    The terms of the transaction allow for a termination of
                         the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                         (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.


                                                                               3

[GREENWICH CAPITAL LOGO]

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof.

  The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof.

 This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                          Private Placement Memorandum

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the mortgage loans described herein is approximately
                         $976,270,151 (the "Mortgage Loans"). The mortgage pool consists of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 40 years.

                         All Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). As of the Cut-off Date, approximately 17.19% of the Mortgage Loans will have a fixed interest rate for a period of 1, 3 or 12 months and thereafter will have an adjustable interest rate. After the initial fixed interest rate period (if any), the interest rate for each Mortgage Loan will adjust monthly to equal the sum, generally rounded to the nearest multiple of 0.001%, of the MTA as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                         For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause
                         (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                         See the attached collateral descriptions for more information. The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date and is subject to a variance of approximately 10% from the amounts shown on the front cover and in the Mortgage Loan information herein.

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval.

                         Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates (total subordination initially [0.70]%)

                         Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates (total subordination initially [0.40]%).

                         The Class B-6 Certificates will not have the benefit of any credit enhancement.


                                                                               4

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

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof.

  The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof.

 This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.

Shifting Interest:       Until the first Distribution Date occurring after May
                         2009, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                         After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                         The prepayment percentages on the Subordinate Certificates are as follows:

                         Periods:               Unscheduled Principal Payments (%)
                         --------               ----------------------------------
                         June 2002 - May 2012            0% Pro Rata Share
                         June 2012 - May 2013           30% Pro Rata Share
                         June 2013 - May 2014           40% Pro Rata Share
                         June 2014 - May 2015           60% Pro Rata Share
                         June 2015 - May 2016           80% Pro Rata Share
                         June 2016 and after           100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2005, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments and (ii) on or after the Distribution Date in June 2005, the Subordinate Certificates will be entitled to their pro rata share of unscheduled principal payments.

                         In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:         Any realized losses, other than Excess Losses, on the
                         Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and thereafter pro rata to the Senior
                         Certificates until each respective class principal balance has been reduced to zero.

                         "Excess Losses" (which are the bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


                                                                               5

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

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof.

  The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof.

 This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.

Deferred Interest:       The Mortgage Loans may have negative amortization when
                         the interest accrued on a Mortgage Loan exceeds the monthly payment due on the Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan ("Deferred Interest").

                         The amount of accrued and unpaid interest for each Certificate will be reduced by Deferred Interest and added to the principal balance of the Certificates, on a pro-rata basis.

Certificates Priority
of Distributions:        Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                              1.   Senior Certificates, accrued and unpaid
                                   interest, at the related Certificate Interest Rate;

                              2. Class R Certificate, principal, until its balance is reduced to zero;

                              3. Class A Certificates, principal, until its balance is reduced to zero;

                              4. Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                              5. Class B-1 Certificates, principal allocable to such Class;

                              6. Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                              7. Class B-2 Certificates, principal allocable to such Class;

                              8. Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                              9. Class B-3 Certificates, principal allocable to such Class;

                              10. Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

                              11. Class B-4 Certificates, principal allocable to such Class;

                              12. Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

                              13. Class B-5 Certificates, principal allocable to such Class;

                              14. Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

                              15. Class B-6 Certificates, principal allocable to such Class; and

                              16.  Class R Certificate, any remaining amount.


                                                                               6

[GREENWICH CAPITAL LOGO]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication. Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A final private placement memorandum may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                                               7

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Optional Call Date
--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
76-30+             7.444      8.300      9.275     10.131     10.913     12.637
================================================================================
WAL (yr)           11.98      8.69       6.63       5.47       4.72       3.63
MDUR (yr)          7.87       6.19       4.97       4.25       3.75       2.97
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    08/25/23   04/25/18   08/25/14   03/25/12   06/25/10   02/25/08
--------------------------------------------------------------------------------

Class B-5 to Optional Call Date
--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
57-29             11.304     13.175     15.325     17.196     18.898     22.719
================================================================================
WAL (yr)          11.98       8.69       6.63       5.47       4.72       3.63
MDUR (yr)          6.83       5.45       4.40       3.78       3.35       2.66
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    08/25/23   04/25/18   08/25/14   03/25/12   06/25/10   02/25/08
--------------------------------------------------------------------------------

Class B-6 to Optional Call Date
--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
20-00             33.287     39.290     46.808     53.310     59.278     73.902
================================================================================
WAL (yr)          11.98       8.69       6.63       5.47       4.72       3.63
MDUR (yr)          3.30       2.96       2.53       2.24       2.02       1.59
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    08/25/23   04/25/18   08/25/14   03/25/12   06/25/10   02/25/08
--------------------------------------------------------------------------------


                                                                               8

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Maturity
--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR    30% CPR    40% CPR
================================================================================
76-30+            7.414       8.230     9.160       9.968     10.691     12.247
================================================================================
WAL (yr)          12.33       9.10       7.00       5.80       5.03       3.92
MDUR (yr)          7.92       6.26       5.05       4.33       3.84       3.08
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    05/25/32   05/25/32   05/25/32   05/25/32   05/25/32   03/25/32
--------------------------------------------------------------------------------

Class B-5 to Maturity
--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
57-29             11.260     13.076     15.159     16.952     18.548     22.058
================================================================================
WAL (yr)          12.33       9.10       7.00       5.80       5.03       3.92
MDUR (yr)          6.84       5.46       4.42       3.80       3.38       2.70
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    05/25/32   05/25/32   05/25/32   05/25/32   05/25/32   03/25/32
--------------------------------------------------------------------------------

Class B-6 to Maturity
--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
20-00             33.277     39.259     46.744     53.185     59.041     73.241
================================================================================
WAL (yr)          12.33       9.10       7.00       5.80       5.03       3.92
MDUR (yr)          3.30       2.95       2.52       2.23       2.01       1.58
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    05/25/32   05/25/32   05/25/32   05/25/32   05/25/32   04/25/32
--------------------------------------------------------------------------------


                                                                               9

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

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR6

                               Marketing Materials

                            $29,288,000 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                               Date Prepared: May 22, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR6

             $29,288,000 (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

=====================================================================================================

            Principal     WAL (Yrs)        Pmt Window      Interest
              Amount         To             (Mths)           Rate                    Expected Ratings
Class(1)    (Approx.)    Call/Mat(2)     To Call/Mat(2)      Type     Tranche Type     [Moody's/S&P]
--------   -----------   -----------   -----------------   --------   ------------   ----------------
  B-1      $14,644,000    6.63/7.00       1-147/1-360         (3)      Subordinate      [Aa2/AA]
  B-2      $ 7,322,000    6.63/7.00       1-147/1-360         (3)      Subordinate      [A2/A]
  B-3      $ 7,322,000    6.63/7.00       1-147/1-360         (3)      Subordinate      [Baa2/BBB]
-----------------------------------------------------------------------------------------------------
  B-4      $ 2,929,000                                        (3)      Subordinate      [Ba2/BB]
  B-5      $ 2,929,000   Information Not Provided Hereby      (3)      Subordinate      [B2/B]
  B-6      $ 3,905,051                                        (3)      Subordinate      [NR/NR]
=====================================================================================================
 Total:    $39,051,051

(1) The Certificates (as described herein) are collateralized by a pool of first-lien residential mortgage loans that bear interest at a rate based on the twelve month yield on United States treasury securities adjusted to a constant maturity of one year. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Certificates to the Optional Call Date (as described herein) and maturity.

(3) The Certificates will have a coupon equal to the lesser of (i) MTA plus [1.40]% and(ii) the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:         Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                Washington Mutual Bank, FA ("WMBFA").

Underwriter:             Greenwich Capital Markets, Inc.

Dealer:                  WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                 Deutsche Bank National Trust Company.

Rating Agencies:         Moody's and S&P will rate the Certificates. The Class
                         B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:            The Cut-off Date is May 1, 2002.

Expected Pricing Date:   On or about May [23], 2002.

Closing Date:            On or about May 28, 2002.


                                                                               2

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Distribution Date:       The 25th of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in June 2002.

Certificates:            The Class B-1, Class B-2 and Class B-3 Certificates
                         (the "Offered Certificates") are being offered publicly.

                         The "Senior Certificates" will consist of the Class A Certificates and Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:        The Offered Certificates will settle with accrued
                         interest from the Cut-off Date, up to but not including the Closing Date ([27] days).

Interest Accrual
Period: The interest accrual period for the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:            The Offered Certificates will be made available in
                         book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:   It is anticipated that the Offered Certificates will be
                         treated as REMIC regular interests for federal tax income purposes.

ERISA  Eligibility:      The Offered Certificates are expected to be ERISA
                         eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:         The Class B-1 Certificates are expected to constitute
                         "mortgage related securities" for purposes of SMMEA.
                         The Class B-2 and Class B-3 Certificates will not to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:    The terms of the transaction allow for a termination of
                         the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                         (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.


                                                                               3

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

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
    Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the mortgage loans described herein is approximately
                         $976,270,151 (the "Mortgage Loans"). The mortgage pool consists of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 40 years.

                         All Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). As of the Cut-off Date, approximately 17.19% of the Mortgage Loans will have a fixed interest rate for a period of 1, 3 or 12 months and thereafter will have an adjustable interest rate. After the initial fixed interest rate period (if any), the interest rate for each Mortgage Loan will adjust monthly to equal the sum, generally rounded to the nearest multiple of 0.001%, of the MTA as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate. For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause
                         (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                         See the attached collateral descriptions for more information. The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date and is subject to a variance of approximately 10% from the amounts shown on the front cover and in the Mortgage Loan information herein.

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval.

                         Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.50]% total subordination.

                         Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.75]% total subordination.

                         Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.00]% total subordination.


                                                                               4

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

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:       Until the first Distribution Date occurring after May
                         2009, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                         After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                         The prepayment percentages on the Subordinate Certificates are as follows:

                         Periods:               Unscheduled Principal Payments (%)
                         --------               ----------------------------------
                         June 2002 - May 2012            0% Pro Rata Share
                         June 2012 - May 2013           30% Pro Rata Share
                         June 2013 - May 2014           40% Pro Rata Share
                         June 2014 - May 2015           60% Pro Rata Share
                         June 2015 - May 2016           80% Pro Rata Share
                         June 2016 and after           100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2005, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments and (ii) on or after the Distribution Date in June 2005, the Subordinate Certificates will be entitled to their pro rata share of unscheduled principal payments.

                         In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:         Any realized losses, other than Excess Losses, on the
                         Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and thereafter pro rata to the Senior
                         Certificates until each respective class principal balance has been reduced to zero.

                         "Excess Losses" (which are the bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

Deferred Interest:       The Mortgage Loans may have negative amortization when
                         the interest accrued on a Mortgage Loan exceeds the monthly payment due on the Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan ("Deferred Interest").

                         The amount of accrued and unpaid interest for each Certificate will be reduced by Deferred Interest and added to the principal balance of the Certificates, on a pro-rata basis.


                                                                               5

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority
of Distributions:        Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                              1.   Senior Certificates, accrued and unpaid
                                   interest, at the related Certificate Interest Rate;

                              2. Class R Certificate, principal, until its balance is reduced to zero;

                              3. Class A Certificates, principal, until its principal balance is reduced to zero;

                              4. Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                              5. Class B-1 Certificates, principal allocable to such Class;

                              6. Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                              7. Class B-2 Certificates, principal allocable to such Class;

                              8. Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                              9. Class B-3 Certificates, principal allocable to such Class;

                              10.  Class B-4, Class B-5 and Class B-6
                                   Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                              11.  Class R Certificate, any remaining amount.


                                                                               6

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

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                                               7

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-1 to Optional Call Date

--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
98-25             4.453       4.483     4.516       4.545     4.572       4.631
================================================================================
WAL (yr)          11.98       8.69       6.63       5.47       4.72       3.63
MDUR (yr)          8.79       6.86       5.50       4.67       4.11       3.25
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    08/25/23   04/25/18   08/25/14   03/25/12   06/25/10   02/25/08
--------------------------------------------------------------------------------

Class B-2 to Optional Call Date

--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
97-21+            4.582       4.647     4.721       4.787     4.847       4.978
================================================================================
WAL (yr)          11.98       8.69       6.63       5.47       4.72       3.63
MDUR (yr)          8.75       6.83       5.47       4.65       4.09       3.24
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    08/25/23   04/25/18   08/25/14   03/25/12   06/25/10   02/25/08
--------------------------------------------------------------------------------

Class B-3 to Optional Call Date

--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
91-19             5.324       5.597     5.906       6.180     6.431       6.978
================================================================================
WAL (yr)          11.98       8.69       6.63       5.47       4.72       3.63
MDUR (yr)          8.51       6.66       5.34       4.54       4.00       3.17
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    08/25/23   04/25/18   08/25/14   03/25/12   06/25/10   02/25/08
--------------------------------------------------------------------------------


                                                                               8

[GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-1 to Maturity

--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
98-25             4.452       4.479     4.510       4.538     4.562       4.615
================================================================================
WAL (yr)          12.33       9.10       7.00       5.80       5.03       3.92
MDUR (yr)          8.91       7.03       5.68       4.86       4.30       3.45
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    05/25/32   05/25/32   05/25/32   05/25/32   05/25/32   05/25/32
--------------------------------------------------------------------------------

Class B-2 to Maturity

--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
97-21+            4.579       4.640     4.709       4.770     4.825       4.942
================================================================================
WAL (yr)          12.33       9.10       7.00       5.80       5.03       3.92
MDUR (yr)          8.86       7.00       5.65       4.83       4.28       3.43
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    05/25/32   05/25/32   05/25/32   05/25/32   05/25/32   04/25/32
--------------------------------------------------------------------------------

Class B-3 to Maturity

--------------------------------------------------------------------------------
Coupon            3.791%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
91-19             5.312       5.569     5.860       6.116     6.345       6.834
================================================================================
WAL (yr)          12.33       9.10       7.00       5.80       5.03       3.92
MDUR (yr)          8.61       6.79       5.48       4.69       4.15       3.34
First Prin Pay   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02   06/25/02
Last Prin Pay    05/25/32   05/25/32   05/25/32   05/25/32   05/25/32   04/25/32
--------------------------------------------------------------------------------


                                                                               9

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